FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November
26, 1996 (this "Amendment"), is among COMSTOCK RESOURCES, INC. a Nevada corporation ("CRI"), COMSTOCK OIL & GAS, INC., a Nevada corporation ("COG"), COMSTOCK OIL & GAS - LOUISIANA, INC., a Nevada corporation ("COGL"), COMSTOCK OFFSHORE ENERGY, INC., a Delaware corporation ("COE"), COMSTOCK NATURAL GAS, INC., a Nevada corporation ("CNG") and BLACK STONE OIL COMPANY, a Texas corporation ("Black Stone") (CRI, COG, COGL, COE, CNG and Black Stone may hereinafter collectively be referred to as the "Borrowers"), the lenders party to the Credit Agreement described below (collectively, the "Banks" and individually, a "Bank"), BANK ONE, TEXAS, N.A., as co-agent for the Banks (in such capacity, the "Co-Agent") and THE FIRST NATIONAL BANK OF CHICAGO, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

 A. The Borrowers, the Co-Agent, the Agent and the Banks are parties to a Credit Agreement dated as of August 13, 1996 ( the "Credit Agreement").

  B. The Banks desire to amend the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

     ARTICLE I.  AMENDMENTS.  Upon  fulfillment  of the  conditions set forth in
Article III hereof, the Credit Agreement shall be amended as follows:

          1.1 The definitions of "CNG/CRI Guaranty Formula" and "Eligible CNG Accounts Receivable" are hereby deleted.

          1.2 The text of each of the following sections is hereby replaced with
     "[intentionally   omitted]":   Sections  2.1(d),  4.1(d),   7.1(d)(xi)  and
     7.2(i)(iv).

          1.3 The last three sentences of Section 6.4 are restated as follows:

          Each of COG and COE is and will remain a wholly owned subsidiary of CRI, COGL is and will remain a wholly owned subsidiary of COG, Black Stone is and will remain a wholly owned subsidiary of COG. Comstock Management Corporation, a Nevada corporation, has no material assets and the Borrowers agree that it will not have any material assets at any time."

          1.4. Section 7.2(f) is amended by adding the following to the end thereof: "and other than a merger of CNG and COG pursuant to which COG is the surviving corporation."

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          1.5 Section 7.2(g) is amended by adding the following  after the words
     "proceeds thereof" contained in the penultimate line thereof: "(other than proceeds from the sale of certain assets which were owned by CNG and/or CPI prior to the merger of CNG and COG, which sale shall occur on or before December 31, 1996)".

          1.6 Section 8.1(i) is amended by deleting reference to "CNG," contained therein.

          1.7 The Borrowers acknowledge and agree that they may not obtain any Letters of Credit under the Credit Agreement any time after the date hereof.

          1.8 Each of the Banks hereby authorizes the Agent to release all liens and security interests on the assets which were owned by CNG and/or CPI prior to the merger between CNG and COG in connection with the sale of such assets occurring on or before December 31, 1996.

ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent, the Co-Agent and the Banks that:

          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any agreement or undertaking to which it is a party or by which it is bound.

          2.1 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

          2.2 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.3 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

ARTICLE III.  CONDITIONS OF EFFECTIVENESS.

          3.1 This Amendment shall not become effective until it is signed by the Borrowers and the Banks.

          3.2 This Amendment shall only be effective simultaneously with the sale referenced in Section 1.8, provided that such sale occurs on or before December 31, 1996, and the cancellation of any outstanding Letters of Credit.

ARTICLE IV.  MISCELLANEOUS.

          4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

          4.2 The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 Except as expressly amended hereby, the Borrowers agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or any other claim

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or dispute  with  respect to any of the  foregoing.  Terms used but not  defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of November 26, 1996.

                          COMSTOCK RESOURCES, INC.

                          By:      /s/M. JAY ALLISON
                               ______________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          COMSTOCK OIL & GAS, INC.

                          By:      /s/M. JAY ALLISON
                               ______________________
                                   Jay Allison, its president and chief
                                            executive officer

                          COMSTOCK OIL & GAS - LOUISIANA, INC.

                          By:      /s/M. JAY ALLISON
                                 ____________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          COMSTOCK OFFSHORE ENERGY, INC.

                          By:      /s/M. JAY ALLISON
                                 ____________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          COMSTOCK NATURAL GAS, INC.

                          By:      /s/M. JAY ALLISON
                                 ____________________
                                   M. Jay Allison, its chairman and chief
                                   executive officer

                          BLACK STONE OIL COMPANY

                          By:      /s/M. JAY ALLISON
                                 ________________________________
                                   M. Jay Allison, its president and chief
                                   executive officer

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                          THE FIRST NATIONAL BANK OF CHICAGO,
                          as a Bank and as Agent

                          By:      /s/GEORGE R. SCHANZ
                                 ______________________________
                              Its: Vice President

                          BANK ONE, TEXAS, NA,
                          as a Bank and as Co-Agent

                          By:      /s/MIKE MITCHELL
                                 ________________________________
                          Its:     Vice President

                          BANK OF MONTREAL, as a Bank and a Lead
                                   Manager

                          By:      /s/ROBERT ROBERTS
                                 ________________________________
                              Its: Director, U.S. Corporate Banking

                          ABN-AMRO BANK N.V.
                          By: ABN AMRO NORTH AMERICA INC.,
                                   as agent

                          By:      /s/CHARLES W. RANDALL
                                 ________________________________
                              Its: Senior Vice President and Managing Director

                          And:     /s/W, BRYAN CHAPMAN
                                 ________________________________
                              Its: Vice President and Director

                          THE FIRST NATIONAL BANK OF BOSTON

                          By:      /s/RICHARD A. LOW
                                 ________________________________
                              Its: Division Executive

                          BANQUE PARIBAS

                          By:      /s/BARTON D. SCHOUEST
                                 ________________________________
                              Its: Vice President

                          And:     /s/MARK M. GREEN
                                 ________________________________
                              Its: Vice President

                          CREDIT LYONNAIS NEW YORK BRANCH

                          By:      /s/PASCAL POUPELLE
                                 ________________________________
                              Its: Senior Vice President


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                          CHRISTIANIA BANK OG KREDITKASSE

                          By:      /s/WILLIAM S. PHILLIPS
                                 ________________________________

                              Its: Vice President

                          And:     /s/PETER M. DODGE
                                 ________________________________

                              Its: First Vice President

                          TORONTO DOMINION (TEXAS), INC.

                          By:      /s/FREDERIC HAWLEY
                                 ________________________________

                              Its: Vice President

                          MEESPIERSON N.V.

                          By:      /s/KAREL LOUMAN
                                 ________________________________
                                   Karel Louman
                              Its: Vice President

                          NATIONAL BANK OF CANADA, NEW YORK
                                            BRANCH

                          By:      /s/BILL HANDLEY
                                  ________________________________

                              Its: Vice President

                          By:      /s/DOUG CLARK
                                  ________________________________

                              Its: Vice President



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